                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MICHAEL BAKER CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

* No fee required

                           MICHAEL BAKER CORPORATION
                                 P.O. BOX 12259
                      PITTSBURGH, PENNSYLVANIA 15231-0259

                                                                  March 23, 1998

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 1998

TO THE SHAREHOLDERS OF MICHAEL BAKER CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of MICHAEL BAKER CORPORATION (the "Company") will be held at Robert Morris College, Massey Hall, Narrows Run Road, Coraopolis, Pennsylvania 15108 on Thursday, April 23, 1998 at 10:00 a.m., local time, for the purpose of considering and acting upon the following:

          1. The election by the holders of the Common Capital Stock of the Company of nine directors to serve for a one-year term or until their respective successors shall have been elected and shall have qualified as follows:

           A. The election by the holders of Common Stock and Series B Common Stock (voting together) of six directors; and

           B. The election by the holders of Common Stock of three directors.

          2. The approval of amendments to the Company's 1995 Stock Incentive Plan (i) to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 500,000 to 1,500,000 shares, and
     (ii) to increase the maximum number of shares as to which stock options may be granted to any one employee during a calendar year from 30,000 to 100,000 shares.

          3. Such other matters as may properly be brought before the Annual Meeting.

     The close of business on March 9, 1998 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof, and only shareholders of record on such date are entitled to notice of and to vote at said Annual Meeting.

     If you hold both Common Stock and Series B Common Stock of the Company directly, you will find enclosed two proxy cards, both of which must be fully completed and returned in order to vote all Common Stock and Series B Common Stock which you hold. If you hold both Common Stock and Series B Common Stock of the Company through the Michael Baker Corporation Employee Stock Ownership Plan and Trust (the "ESOP"), you will find enclosed two proxy cards, both of which must be fully completed and returned in order to vote all Common Stock and Series B Common Stock which you hold indirectly through the ESOP. The Company's 1997 Annual Report to Shareholders is also enclosed.

     You are cordially invited to attend the Annual Meeting of Shareholders. Whether or not you plan to attend the Annual Meeting, we urge you to please sign, date and promptly return the enclosed proxy card(s) in the enclosed postage-paid envelope.

                                                     By Order of the Board of
                                                            Directors,

                                                        H. JAMES MCKNIGHT
                                                            Secretary

                           MICHAEL BAKER CORPORATION

                            PITTSBURGH, PENNSYLVANIA

                                PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS-APRIL 23, 1998

                              GENERAL INFORMATION

     The solicitation of the proxy or proxies enclosed with this proxy statement is made on behalf of the Board of Directors of Michael Baker Corporation (the "Company"), P.O. Box 12259, Pittsburgh, Pennsylvania 15231-0259, for the Annual Meeting of Shareholders to be held on Thursday, April 23, 1998 at 10:00 a.m. at Robert Morris College, Massey Hall, Narrows Run Road, Coraopolis, Pennsylvania 15108. It is expected that this Proxy Statement and proxies will be mailed to shareholders on or about March 23, 1998.

     The Company's Common Capital Stock is divided into two series, denominated Common Stock and Series B Common Stock. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to the shareholders and each share of Series B Common Stock entitles the holder thereof to ten votes on all such matters. All matters submitted to a vote of shareholders are voted upon by holders of Common Stock and Series B Common Stock voting together except that
(i) holders of Common Stock and holders of Series B Common Stock are each entitled to vote separately as a series on certain extraordinary transactions involving the Company or on certain amendments to the Company's Articles of Incorporation, and (ii) holders of Common Stock, voting separately as a class, are entitled to elect one-fourth of the directors to be elected at a meeting (other than those electable by holders of Cumulative Preferred Stock if any is issued in the future), rounded, if necessary, to the next higher whole number. Holders of Common Stock vote together with the holders of Series B Common Stock on the election of the remaining directors (other than those electable by holders of Cumulative Preferred Stock if any is issued in the future).

     Holders of Common Stock and Series B Common Stock have cumulative voting rights in the election of directors, including, in the case of the holders of Common Stock, directors elected by such holders voting separately as a class. Cumulative voting entitles each shareholder to that number of votes in the election of directors as is equal to the number of shares which he holds of record (multiplied by ten, in the case of Series B Common Stock) multiplied by the total number of directors to be elected and to cast the whole number of such votes for one nominee or distribute them among any two or more nominees as he chooses. Shares represented by proxies, unless otherwise indicated on the proxy card, will be voted cumulatively in such manner that the number of shares so voted for each nominee (and for any substitute nominated by the Board of Directors if any nominee listed becomes unable or is unwilling to serve) will be as nearly equal as possible. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting by the holders of Common Stock and Series B Common Stock, voting together, and the three nominees receiving the highest number of affirmative votes cast at the Annual Meeting by the holders of the Common Stock, voting in person or by proxy, a quorum being present, will be elected as directors.

     On March 9, 1998, the Company had outstanding 7,100,413 shares of Common Stock (entitling holders to 7,100,413 votes) and 1,332,453 shares of Series B Common Stock (entitling holders to 13,324,530 votes). Holders of Common Stock and Series B Common Stock of record at the close of business on March 9, 1998 are entitled to notice of and to vote on all matters that may properly come before the Annual Meeting except that holders of Series B Common Stock may not vote for the election of directors electable solely by the holders of Common Stock.

     The proxy solicited hereby may be revoked at any time before its exercise by giving notice of revocation to the Secretary of the Company or by executing and delivering a proxy bearing a later date or by attending and voting at the Annual Meeting of Shareholders or any adjournment thereof. Unrevoked proxies will be voted at the Annual Meeting in accordance with the specifications made thereon, but in the absence of such specifications will be voted FOR each proposal. Unsigned or undated proxies will not be voted. Votes with respect to the election of directors will be counted as set forth above. With respect to all other matters, including the proposed amendments to the Company's 1995 Stock Incentive Plan, brought before the Annual Meeting, the affirmative vote of the holders of shares representing the majority of the votes cast at the Annual Meeting (in person or by proxy) will be required to approve such matter.

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     If any shareholder wishes to present a proposal at the 1999 Annual Meeting of Shareholders, the proposal must be received by the Secretary, Michael Baker Corporation, P.O. Box 12259, Pittsburgh, Pennsylvania 15231-0259, by November 13, 1998 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 1999 Annual Meeting. The 1999 Annual Meeting is presently scheduled on or about April 22, 1999.

     Section 2.01.1 of the Company's By-Laws sets forth procedures by which shareholders may nominate candidates for election as directors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock and Series B Common Stock as of March 9, 1998 by each person known by the Board of Directors of the Company to own beneficially more than 5% of the outstanding shares of Common Stock or Series B Common Stock of the Company, by each director and nominee, by each of the executive officers named in the Summary Compensation Table included elsewhere in this Proxy Statement (the "Summary Compensation Table"), and by all directors and executive officers as a group. The Michael Baker Corporation Employee Stock Ownership Plan and Trust (the "ESOP") holds 72.6% of the voting power of the Company's outstanding Common Capital Stock. Information contained in this Proxy Statement as to shares held by the ESOP is as of February 27, 1998, the most recent practicable date. The information in the table concerning beneficial ownership is based upon information furnished to the Company by or on behalf of the persons named in the table.

                                              COMMON STOCK                  SERIES B COMMON STOCK
                                      -----------------------------      ---------------------------
                                       NUMBER OF                          NUMBER OF
                                       SHARES AND                         SHARES AND
                                       NATURE OF                          NATURE OF
                                       BENEFICIAL                         BENEFICIAL
                NAME                  OWNERSHIP(1)          PERCENT      OWNERSHIP(1)        PERCENT
                ----                  ------------          -------      ------------        -------
Michael Baker Corporation               2,596,461            36.6         1,223,582            91.8
Employee Stock Ownership
Plan and Trust
  Michael Baker Corporation
  P.O. Box 12259
  Pittsburgh, PA 15231-0259
Goldman, Sachs & Co.                      702,800             9.9              None              --
  85 Broad Street
  New York, New York 10004
Dimensional Fund Advisors Inc.(2)         491,214             6.9              None              --
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401
Lord Abbett & Co.                         457,000             6.4              None              --
  767 Fifth Avenue
  New York, New York 10153
Robert N. Bontempo                          1,500(6)            *              None              --
Glenn S. Burns                             23,038(4)(6)         *             1,297(5)            *
William J. Copeland                         3,000(6)            *              None              --
Donald P. Fusilli, Jr.                     40,221(4)(6)         *             7,262(5)            *
Roy V. Gavert, Jr.                          3,000(6)            *              None              --
Jack B. Hoey                                9,000(3)(6)         *              None              --
Charles I. Homan                           94,957(3)(4)(6)    1.3            19,311(3)(5)       1.5
Thomas D. Larson                            4,925(3)(6)         *              None              --
John E. Murray, Jr.                         1,500(6)            *              None              --
Richard L. Shaw                            11,205(6)            *              None              --

                                              COMMON STOCK                  SERIES B COMMON STOCK
                                      -----------------------------      ---------------------------
                                       NUMBER OF                          NUMBER OF
                                       SHARES AND                         SHARES AND
                                       NATURE OF                          NATURE OF
                                       BENEFICIAL                         BENEFICIAL
                NAME                  OWNERSHIP(1)          PERCENT      OWNERSHIP(1)        PERCENT
                ----                  ------------          -------      ------------        -------
Konrad M. Weis                             10,500(3)(6)         *              None              --
J. Robert White                            26,730(4)(6)         *             1,201(5)            *
Edward L. Wiley                            54,489(3)(4)(6)      *            13,862(5)          1.0
All Directors and                         356,572(3)(4)(6)    5.0            57,811(5)          4.3
  Executive Officers as a group
  (19 persons)

---------

*Less than 1%

(1) Under regulations of the Securities and Exchange Commission, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite his name. The ESOP requires the trustee to vote the shares held by the trust in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Allocated shares for which no such instructions are given and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given. In the case of a tender offer, allocated shares for which no instructions are given are not voted or tendered, and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given.

(2) Dimensional Fund Advisors Inc., a registered investment advisor, is deemed to have beneficial ownership of 491,214 shares of Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares. This information has been taken from Schedule 13G dated February 9, 1998 of Dimensional Fund Advisors Inc.

(3) Some or all of such shares are jointly owned by such person and his spouse. Voting and investment power as to such shares is shared by the nominee and his spouse.

(4) Includes the number of shares of Common Stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Burns (4,925 shares); Mr. Fusilli (19,133 shares); Mr. Homan (41,187 shares); Mr. White (6,692 shares); Mr. Wiley (31,451 shares); and directors and executive officers as a group (145,738 shares). ESOP holdings have been rounded to the nearest full share.

(5) Includes the number of shares of Series B Common Stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Burns (1,297 shares); Mr. Fusilli (7,262 shares); Mr. Homan (18,233 shares); Mr. White (1,201 shares); Mr. Wiley (13,862 shares); and directors and executive officers as a group (56,733 shares). ESOP holdings have been rounded to the nearest full share.

(6) Includes indicated number of shares of Common Stock issuable pursuant to stock options which may be exercised within 60 days of the date of this Proxy Statement: Mr. Bontempo (1,000 shares); Mr. Burns (18,113 shares); Mr. Copeland (2,000 shares); Mr. Fusilli (21,088 shares); Mr. Gavert (2,000 shares); Mr. Hoey (2,000 shares); Mr. Homan (48,692 shares); Mr. Larson (1,000 shares); Mr. Murray (1,000 shares); Mr. Shaw (2,000 shares); Mr. Weis (2,000 shares); Mr. White (20,038 shares); Mr. Wiley (20,038 shares); and all directors and executive officers as a group (179,181 shares).

                              PROXY PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Nine directors will be elected for a one-year term expiring on the date of the next Annual Meeting of Shareholders or until their respective successors shall have been elected and shall have qualified. Six directors are to be elected by the holders of Common Stock and Series B Common Stock voting together, and three directors are to be elected solely by the holders of Common Stock. The persons named in the enclosed proxies intend to vote for the nominees whose names appear below. Although it is expected that all such nominees will be available for election, if any of them becomes unable or is unwilling to serve at the time the election occurs, it is intended that shares represented by proxies will be voted for the election of the other nominees named and such substituted nominees, if any, as shall be designated by the Company's Board of Directors.

     Mr. Hoey has declined to seek reelection to the Board of Directors upon expiration of his term. Effective April 22, 1998, the size of the full Board of Directors will be reduced from ten members to nine members.

     The following table sets forth certain information regarding the nominees as of March 9, 1998. All of the nominees were elected directors by the Company's shareholders at the 1997 Annual Meeting. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years.

                                  DIRECTOR                  PRINCIPAL OCCUPATION; OTHER
            NOMINEE                SINCE                         DIRECTORSHIPS; AGE
-------------------------------  ----------      --------------------------------------------------
TO BE ELECTED BY HOLDERS OF COMMON STOCK AND SERIES B COMMON STOCK

Robert N. Bontempo                  1997         Associate Professor of International Business at
                                                 Columbia University since July 1994; formerly
                                                 Assistant Professor of International Business at
                                                 Columbia University from July 1989 to July 1994;
                                                 Fellow at the Center for Advanced Study at
                                                 Stanford University, Summer 1992; formerly
                                                 Personnel Research Analyst at IBM Corporate
                                                 Headquarters; Age 39

Charles I. Homan                    1994         President and Chief Executive Officer since
                                                 October 1994; formerly Executive Vice President
                                                 from January 1990 to September 1994; formerly
                                                 Senior Vice President from April 1988 to December
                                                 1989; formerly President of Michael Baker, Jr.,
                                                 Inc. (a subsidiary) from May 1983 to September
                                                 1994; Director of Century Financial Corporation
                                                 and Century National Bank; Age 54

Thomas D. Larson                    1993         Self employed (consultant); formerly
                                                 Administrator, United States Federal Highway
                                                 Administration until January 1992; formerly
                                                 Secretary of the Pennsylvania Department of
                                                 Transportation; formerly Professor of Engi-
                                                 neering, The Pennsylvania State University; Age 69

Richard L. Shaw                     1966         Chairman of the Board; formerly Chairman of the
                                                 Board, President and Chief Executive Officer of
                                                 the Company from September 1993 through September
                                                 1994; formerly President and Chief Executive
                                                 Officer of the Company from April 1984 to May
                                                 1992; Director of L.B. Foster Company
                                                 (manufacturing); Age 70

Konrad M. Weis                      1991         Retired; formerly President and Chief Executive
                                                 Officer of Bayer USA Inc. (chemicals, health care
                                                 and imaging technologies); Director of PNC Equity
                                                 Management Corporation, Titan Pharmaceuticals,
                                                 Inc. and Dravo Corporation; Age 69

                                  DIRECTOR                  PRINCIPAL OCCUPATION; OTHER
            NOMINEE                SINCE                         DIRECTORSHIPS; AGE
-------------------------------  ----------      --------------------------------------------------
J. Robert White                     1994         Executive Vice President, Chief Financial Officer
                                                 and Treasurer since July 1994; formerly Assistant
                                                 Director of Investor Relations for Westinghouse
                                                 Electric Corporation from prior to 1990 through
                                                 June 1994; formerly Adjunct Professor of
                                                 Accounting and Finance at the University of
                                                 Pittsburgh and Carnegie Mellon University; Age 55

TO BE ELECTED SOLELY BY HOLDERS OF COMMON STOCK

William J. Copeland                 1983         Retired; formerly Chairman of the Board of the
                                                 Company; formerly Vice Chairman of the Board of
                                                 PNC Financial Corp. and Pittsburgh National Bank;
                                                 Director or trustee of various investment
                                                 companies affiliated with Federated Investors; Age 79

Roy V. Gavert, Jr.                  1988         President and Chief Executive Officer of Kiplivit
                                                 North America, Inc. (manufacturing) since July
                                                 1995; Managing Director of World Class Processing,
                                                 Inc. (manufacturing); principal of the Horton
                                                 Company (manufacturer of valves for household
                                                 appliances); formerly Managing Director of Gavert
                                                 Wennerholm & Co. (venture capital); formerly
                                                 Managing Director of Eagle Capital, Inc.
                                                 (investment bank and venture capital); formerly
                                                 Executive Vice President, Westinghouse Electric
                                                 Corporation; Age 64

John E. Murray, Jr.                 1997         President and Professor of Duquesne University
                                                 since July 1988; formerly University Distinguished
                                                 Service Professor at University of Pittsburgh;
                                                 formerly Dean of Villanova University School of
                                                 Law; formerly Acting Dean and Professor at
                                                 Duquesne University School of Law; Director of
                                                 Federated Investors; Age 65

BOARD AND COMMITTEE MEETINGS

     During 1997 there were five meetings of the Company's Board of Directors. The Executive Committee of the Board of Directors, of which Messrs. Shaw, Copeland, Gavert and Homan are members, held seven meetings. The Audit Committee of the Board of Directors, of which Messrs. Gavert, Bontempo and Larson are members, held four meetings. The Compensation Committee, of which Messrs. Hoey, Larson, Murray and Weis are members, held three meetings. The Nominating Committee, of which Messrs. Copeland, Hoey and Weis are members, held one meeting. All directors attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board of which they were members.

     The Executive Committee was established with all the powers and the right to exercise all the authority of the Board of Directors in the management of the business and affairs of the Company. The functions performed by the Audit Committee include recommending the independent accountants, reviewing with the independent accountants the plan for, and the results of, the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, reviewing the independence of the independent accountants, and reviewing the Company's system of internal accounting controls. The Compensation Committee reviews and recommends to the Board the compensation of senior executive personnel and directors. The Nominating Committee interviews and recommends candidates to the Board to serve as executive officers and/or directors.

     In February 1998, the Board of Directors established the Corporate Governance Committee to address corporate governance issues, including evaluation of the Board of Directors and development of criteria to select candidates to serve on the Board of Directors. Dr. Bontempo has been selected to serve as the Chairman of the Corporate Governance Committee.

                             DIRECTORS AND OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information regarding compensation received by the Chief Executive Officer and the four remaining most highly compensated executive officers of the Company for the last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL              LONG-TERM
                                             COMPENSATION          COMPENSATION
                                         ---------------------     ------------
                                                                    SHARES OF
                                                                   COMMON STOCK
                                                                    UNDERLYING         ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR      SALARY       BONUS        OPTIONS(2)      COMPENSATION(1)
 ---------------------------    ----      ------       -----       ------------     ---------------
Charles I. Homan                1997     $341,600     $ 62,757        23,529            $12,092
  President and                 1996      319,400       54,412        12,571             11,455
  Chief Executive Officer       1995      302,500       29,431        27,500             10,063
Edward L. Wiley                 1997     $192,300     $ 36,314         9,122            $10,075
  Executive Vice President      1996      180,000       35,776         5,236              9,351
  --Civil                       1995      165,000       17,535        11,550              6,232
J. Robert White                 1997     $192,300     $ 31,923         9,122            $ 8,030
  Executive Vice President,     1996      180,000       30,001         5,236              9,479
  Chief Financial Officer       1995      165,000       19,597        11,500              7,642
  and Treasurer
Donald P. Fusilli, Jr.          1997     $188,200     $ 25,642         9,122            $ 8,700
  Executive Vice President      1996      180,000       24,750         5,236              8,658
  --Energy                      1995      180,000        4,216        12,600              8,349
Glenn S. Burns                  1997     $184,400     $ 25,700         9,122            $ 6,765
  Executive Vice President      1996      180,000       22,500         5,236              8,234
  --Buildings                   1995      160,400       13,487         9,625              6,628

---------

(1) Includes matching contributions made by the Company under its 401(k) plan paid on behalf of the following individuals in 1997, 1996 and 1995, respectively: Mr. Homan, $9,500, $9,151 and $7,759; Mr. Burns, $5,286,
    $6,842 and $5,236; Mr. Fusilli, $7,254, $7,873 and $7,717; Mr. White,
    $5,438, $7,860 and $6,029; and Mr. Wiley, $8,802, $8,211 and $5,178. Also
    includes group life insurance premiums paid by the Company on behalf of the following individuals in 1997, 1996 and 1995, respectively: Mr. Homan, $2,592, $2,304 and $2,304; Mr. Burns, $1,479, $1,392 and $1,392; Mr.
    Fusilli, $1,446, $785 and $632; Mr. White, $2,592, $1,619 and $1,613; and
    Mr. Wiley, $1,273, $1,140 and $1,054.

(2) Stock options were granted January 1, 1995, February 27, 1996 and February 27, 1997 under the Company's 1995 Stock Incentive Plan.

                            OPTIONS GRANTED IN 1997

                                                                                   POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED
                                           % OF TOTAL                                 ANNUAL RATES OF
                                            OPTIONS                              STOCK PRICE APPRECIATION
                          NO. OF SHARES    GRANTED TO   EXERCISE                      FOR OPTION TERM
                           SUBJECT TO      EMPLOYEES     PRICE/     EXPIRATION   -------------------------
         NAME            OPTIONS GRANTED    IN 1997       SHARE        DATE          5%            10%
         ----            ---------------    -------       -----        ----          --            ---
Charles I. Homan             23,529           13.8       $6.9063      2/27/07      $102,194      $258,980
Glenn S. Burns                9,122            5.3       $6.9063      2/27/07        39,620       100,405
Donald P. Fusilli, Jr         9,122            5.3       $6.9063      2/27/07        39,620       100,405
J. Robert White               9,122            5.3       $6.9063      2/27/07        39,620       100,405
Edward L. Wiley               9,122            5.3       $6.9063      2/27/07        39,620       100,405

     All options were granted pursuant to the 1995 Stock Incentive Plan and vest in four equal annual installments beginning on the date of grant. The dollar amounts under the potential realizable value columns are the result of calculations at assumed annually compounded rates of stock price appreciation over the ten-year life of the options in accordance with the proxy regulations of the Securities and Exchange Commission, and are not intended to forecast actual future appreciation, if any, of the Company's Common Stock. The actual value, if any, an executive may realize will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised.

COMPENSATION OF DIRECTORS

     Compensation for non-employee directors is as follows: Annual retainer--$15,000; Attendance at each regularly scheduled or special meeting of the Board of Directors--$1,000; Attendance at a Board of Directors committee meeting--$500; Telephonic attendance at a Board of Directors or committee meeting--$100; Additional annual retainer for chairman of the Board of Directors--$5,000; and Additional annual retainer for committee chairmen--$2,500.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graphs on page 10 shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

  Introduction

     Decisions regarding compensation of the Company's executives generally are made by a three-member Compensation Committee of the Board. Mr. Hoey, the current Chairman of the Compensation Committee, has declined to seek reelection to the Board of Directors. Effective April 22, 1998, Mr. Hoey will no longer serve on the Company's Board of Directors and, accordingly, as the Chairman of the Compensation Committee. To assist with the transition of Mr. Hoey stepping down from the Compensation Committee, Dr. Murray was appointed to the Compensation Committee on December 11, 1997, temporarily increasing the number of Compensation Committee members to four. Effective April 22, 1998, the number of Compensation Committee members will return to three with Dr. Larson succeeding Mr. Hoey as the Chairman of the Compensation Committee and with Drs. Murray and Weis serving as the remaining members of the Compensation Committee.

     All decisions of the Compensation Committee relating to compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Messrs. Hoey, Larson, Murray and Weis in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for 1997 as they affected executive officers of the Company, including Mr. Homan, the President and Chief Executive Officer, and Messrs. Burns, Fusilli, White and Wiley, the four executive officers other than Mr. Homan who were, for 1997, the Company's most highly paid executive officers.

  Compensation Philosophy

     The Company applies a consistent philosophy toward compensation based upon the following objectives: (i) to attract and retain executive officers and other key employees of outstanding ability, and to motivate all employees to perform to the full extent of their abilities; (ii) to ensure that pay is competitive with other leading companies in the Company's industry; (iii) to reward executive officers for corporate, group and individual performance; and (iv) to ensure that total compensation to the executive officers as a group is not disproportionate when compared to the Company's total employee population.

  Compensation

     The Compensation Committee retains the services of Hewitt Associates, a compensation consulting firm, to assist the Committee in connection with performance of its duties. Hewitt Associates provides ongoing advice to the Committee with respect to the reasonableness of compensation paid to executive officers of the Company.

     The Company applies a compensation program consisting of base salary and annual incentive compensation. In determining Mr. Homan's salary as President and Chief Executive Officer and the remaining executive officers' base salaries for 1997, the Compensation Committee reviewed the relationship of his compensation to that of other executive officers of the Company, the Company's current and projected growth and profitability performance, an executive compensation report prepared on the Company's behalf by Hewitt Associates (the "Hewitt Report") and available executive compensation studies published by Arthur Andersen LLP and the Engineering News Record, a trade publication for the engineering and construction industry.

     Incentive compensation for Mr. Homan and the other executive officers is determined based on the achievement of such predetermined corporate performance goals as profitability and earnings per share. Each such officer's annual performance is measured by reviewing contribution to overhead and profit, new work added, cash flow return on investment, human resources development and continuous improvement management goals.

     The Chief Executive Officer recommends to the Compensation Committee salary adjustments for executive officers. The committee reviews these recommendations in light of the above factors and with reference to the Hewitt Report and the executive salary studies described above. A final comparison is made to verify that the total percentage increase in compensation paid to the executive officers as a group is not disproportionate to the percentage increase applicable to other Company employee groups.

     All executive employees participate in an annual incentive program. The components of the plan are based upon corporate and individual performance. Measures of corporate performance may include, but are not limited to, one or more financial measures such as earnings per share and profitability. Individual performance is based on the performance rating received as part of the annual Performance Management Process. The Performance Management Process is a program which emphasizes performance planning (management/employee goal setting), progress reviews and management feedback to employees. Primary objectives of the program are to enhance the professional development of the individual employee and to align individual performance goals with those of the Company. The rating is based upon factors agreed to by the Chief Executive Officer and the individual executive employees.

  1995 Stock Incentive Plan

     On December 15, 1994, the Board of Directors approved the 1995 Stock Incentive Plan (the "Option Plan"), which was approved by the shareholders at the 1995 Annual Meeting and provides long-term incentive compensation to eligible employees. The general terms of the Option Plan are summarized on pages 11-15. The Compensation Committee retains the services of Buck Consultants to assist the Committee in evaluating the Option Plan relative to practices of other publicly-traded companies engaging in one or more lines of business comparable to those of the Company.

     Stock options are awarded based on the Compensation Committee's judgment concerning the position and responsibilities of the employee being considered, the nature and value of his or her services, his or her current contribution to the success of the Company, and any other factors which the Compensation Committee may deem relevant. Stock option awards tie the interests of employees to the long-term performance of the Company, and provide an effective incentive for employees to create shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the Company's stock price occurs over a number of years.

     The Compensation Committee recommended to the Board of Directors that the Option Plan be amended to increase by 1,000,000 the number of shares available for grants thereunder and to increase the maximum number of shares as to which options may be granted to any one employee during any calendar year from 30,000 to 100,000 shares. The Compensation Committee believes these changes are desirable in order to ensure that there are sufficient options available under the Option Plan to continue to motivate and reward employees and to ensure that the grants are significant enough to provide meaningful inducement and reward to key employees.

  1996 Nonemployee Directors' Stock Incentive Plan

     On February 27, 1996, the Board of Directors approved the 1996 Nonemployee Directors' Stock Incentive Plan, which was approved by the shareholders at the 1996 Annual Meeting. This plan provides long-term incentive compensation to eligible directors. Under this plan, each member of the Board of Directors who is not an employee of the Company or any of its subsidiaries is granted 500 restricted shares and an option to purchase 1,000 shares of Common Stock on the first business day following each Annual Meeting of Shareholders.

This report is submitted by the Compensation Committee of the Company's Board of Directors.

     Jack B. Hoey     Thomas D. Larson     John E. Murray, Jr.    Konrad M. Weis

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     The members of the Compensation Committee in 1997, Jack B. Hoey, Konrad M. Weis, John E. Murray, Jr. and Thomas D. Larson, are nonemployee directors. During 1997, no executive officer of the Company served on a compensation committee (or other board committee performing equivalent functions) or on the board of directors of any entity (other than the Company's Board of Directors) related to any member of the Company's Board of Directors.

STOCK PERFORMANCE GRAPHS

     The line graphs below compare, for the five-year and three-year periods commencing December 31, 1992 and December 31, 1994, respectively, the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Stock Index and with a peer group identified by the Company to best approximate the Company's diverse business groups.

     The peer group was selected to include publicly-traded companies engaging in one or more of the Company's lines of business: engineering, construction and operations and maintenance. The Company has elected to change some of the members comprising the peer group used to compare five year returns. The Company believes that the companies comprising the new peer group better represent the Company's primary lines of business.

     The new peer group consists of the following companies: Morrison Knudsen Corp., Perini Corp., Stone & Webster Inc., Dames & Moore Inc., Roy F. Weston Inc., Jacobs Engineering Group, Inc., ICF Kaiser International, Inc., Harding Lawson Associates Group, Inc., URS Corp., Guy F. Atkinson Company of California, Granite Construction, Inc., Turner Corp., Air & Water Technologies Corp., Tetra Tech, Inc. and STV Group, Inc.

     The old peer group consisted of the following companies: Fluor Corp., Foster Wheeler Corp., Gilbert Associates, Inc. (recently acquired by Salient 3 Communications Inc.), Morrison Knudsen Corp., Perini Corp., Stone & Webster Inc., Dames & Moore Inc., Roy F. Weston Inc., Jacobs Engineering Group, Inc., ICF Kaiser International, Inc., Harding Lawson Associates Group, Inc., URS Corp., Guy F. Atkinson Company of California, Granite Construction, Inc., Turner Corp., McDermott International Inc., Oceaneering International Inc., Air & Water Technologies Corp., and Halliburton Co.

     The following five year total shareholder return chart compares the Company's total shareholder return on the Company's Common Stock with that of both the new peer group and the old peer group used for the year ended December 31, 1996.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                AMONG MICHAEL BAKER CORPORATION, S&P 500 INDEX,
                    A NEW PEER GROUP AND AN OLD PEER GROUP*

                                        MICHAEL
        MEASUREMENT PERIOD               BAKER            NEW PEER          OLD PEER
      (FISCAL YEAR COVERED)           CORPORATION          GROUP             GROUP            S&P 500
12/92                                    100                100               100               100
12/93                                     75                 95               105               110
12/94                                     25                 79               103               112
12/95                                     34                 95               145               153
12/96                                     43                 98               154               189
12/97                                     66                105               193               252

* Assumes $100 invested at the close of trading on December 31, 1992 in the Company's Common Stock, the S&P 500 Index, the new peer group and the old peer group and assumes the reinvestment of dividends.

     The following three year total shareholder return chart is provided as a supplement to the five year chart shown above. The Company believes that this chart more accurately reflects the Company's performance since its internal reorganization in late 1994.

               COMPARISON OF THREE-YEAR CUMULATIVE TOTAL RETURNS
                AMONG MICHAEL BAKER CORPORATION, S&P 500 INDEX,
                    A NEW PEER GROUP AND AN OLD PEER GROUP*

                                        MICHAEL
        MEASUREMENT PERIOD               BAKER            NEW PEER          OLD PEER
      (FISCAL YEAR COVERED)           CORPORATION          GROUP             GROUP            S&P 500
12/94                                    100               100               100               100
12/95                                    133               120               140               138
12/96                                    170               124               149               169
12/97                                    260               134               187               226

* Assumes $100 invested at the close of trading on December 31, 1994 in the Company's Common Stock, the S&P 500 Index, the new peer group and the old peer group and assumes the reinvestment of dividends.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms which they file. The Company believes that all such filing requirements applicable to its executive officers and directors were complied with in 1997 except as follows. Jack B. Hoey made a late filing with respect to his sale of 3,000 shares of Common Stock in October 1997. Thomas D. Larson made a late filing with respect to his exercise in September 1997 of options to acquire 1,000 shares of Common Stock. In making this disclosure the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

TRANSACTIONS WITH MANAGEMENT

     The Company entered into an employment agreement with Richard L. Shaw (formerly President and Chief Executive Officer of the Company) in April 1988, which agreement was supplemented in March 1992, October 1994 and February 1998. At the time of his retirement as of the end of September 1994, Mr. Shaw was being compensated at an annual salary of approximately $400,000. The agreement provides for Mr. Shaw's performance of consulting services to the Company until May 31, 2000, with annual compensation equal to 20% of his salary prior to retirement. In addition, during this period, the Company will cover costs of health insurance, reimburse actual out-of-pocket expenses and maintain a life insurance policy for Mr. Shaw. This agreement also provides for a supplemental retirement benefit of $2,500 per month commencing after the expiration of such period.

                              PROXY PROPOSAL NO. 2
                     AMENDMENT OF 1995 STOCK INCENTIVE PLAN

     The Company's 1995 Stock Incentive Plan (the "Option Plan") was approved by the Board of Directors on December 15, 1994 and by the Company's shareholders at the 1995 Annual Meeting of Shareholders held on April 22, 1995.

     On February 27, 1998, the Board of Directors approved amendments to the Option Plan (i) to increase the total number of shares of the Company's Common Stock which may be issued under the Option Plan by an additional 1,000,000 shares from 500,000 to 1,500,000 shares, and (ii) to increase the maximum number of shares as to which stock options may be granted to any one employee during any calendar year from 30,000 to 100,000 shares. The amendment is required to be approved by an affirmative vote of a majority of the votes present at the Annual Meeting (in person or by proxy). The Board of Directors recommends that the shareholders vote for approval of adoption of the amendment to the Option Plan. The proxies solicited on behalf of the Board of Directors will be voted for the adoption of the amendment to the Option Plan unless otherwise specified.

     The principal features of the Option Plan are summarized below.

GENERAL

     The purposes of the Option Plan are to encourage eligible employees of the Company and its subsidiaries, including officers, to increase their efforts to make the Company and each subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a subsidiary, to reward such employees by providing an opportunity to acquire Common Stock of the Company on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its subsidiaries. Those key employees of the Company or any subsidiary who share responsibility for the management, growth or protection of the business of the Company or any subsidiary may be eligible to be granted stock options under the Option Plan.

     No options may be granted under the Option Plan subsequent to December 14, 2004.

ADMINISTRATION

     The Option Plan is administered by the Compensation Committee, the members of which are not eligible to participate in the Option Plan.

     The Compensation Committee has full authority, in its discretion, to grant options under the Option Plan and to determine the employees to whom options shall be granted and the number of shares to be covered by each grant. In determining the eligibility of any employee, as well as in determining the number of shares to be covered by a grant and the type or types of grants to be made, the Compensation Committee will consider the position and the responsibilities of the employee being considered, the nature and value to the Company or a subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a subsidiary and such other factors as the Compensation Committee may deem relevant.

STOCK OPTIONS

     Stock options granted by the Committee may be either "incentive stock options" (stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), "nonstatutory stock options" (stock options which do not so qualify) or both types of stock options (but not in tandem). The option price for each stock option may not be less than 100% of the fair market value of the Common Stock on the date the stock option is granted. Fair market value for purposes of the Option Plan will generally be the mean between the publicly reported high and low sale prices per share of the Common Stock for the date as of which fair market value is to be determined. On February 27, 1998 the fair market value of a share of the Company's Common Stock, as so computed, was $9.53.

     No stock option may be exercised by an optionee during employment during the first six months of its term unless the exercise date has been accelerated as described under "Additional Rights in Certain Events" below. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash any optionee may, if authorized by the Committee, pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Common Stock which have been held less than six months may be delivered in payment of the option price of a stock option.

     Unless the Compensation Committee, in its discretion, otherwise determines, the following provisions in this paragraph will apply in the event of the termination of employment of the optionee. If the employment of the optionee is voluntarily or involuntarily terminated with the consent of the Company or a subsidiary, or the optionee retires under any retirement plan of the Company or a subsidiary, all outstanding stock options held by the optionee will be exercisable by the optionee (but only to the extent exercisable immediately prior to the termination of employment) at any time (i) prior to the expiration date of the stock option or within three months after the date of termination of employment, whichever is the shorter period, in the case of an incentive stock option, or (ii) prior to the expiration date of the stock option or within one year (or three years in the event the optionee has retired) after the date of termination of employment, whichever is the shorter period, in the case of a nonstatutory stock option, and to the extent not exercisable will terminate, unless the exercise period has been extended as described under "Additional Rights in Certain Events" below. If the employment of the optionee is voluntarily or involuntarily terminated because the optionee is a "disabled grantee" within the meaning of Section 422(c)(6) of the Code, all outstanding stock options held by the optionee will be exercisable by the optionee (whether or not so exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within one year after the date of termination of employment, whichever is the shorter period. Following the death of the optionee during employment, all outstanding stock options held by the optionee at the time of death will be exercisable in full (whether or not so exercisable immediately prior to the death of the optionee) by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within one year after the date of death of the optionee, whichever is the shorter period. Following the death of the optionee after termination of employment, all outstanding stock options held by the optionee at the time of death will be exercisable in full (but only to the extent exercisable immediately prior to the death of the optionee) by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within one year after the date of death of the optionee, whichever is the shorter period.

     No stock option under the Option Plan is transferable other than by Will or by the laws of descent and distribution, and a stock option may be exercised during an optionee's lifetime only by the optionee.

     Subject to the foregoing and the other provisions of the Option Plan, stock options granted under the Option Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Compensation Committee.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

     The Option Plan provides for certain additional rights upon the occurrence of one or more events described in Section 7 of the Option Plan ("Section 7 Events"). Such an event is deemed to have occurred when (i) the Company acquires actual knowledge that any person (other than the Company, the Company's Employee Stock Ownership Plan and Trust, a subsidiary, or any employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the voting power of the Company, (ii) a tender offer is made to acquire securities of the Company representing 20% or more of the voting power of the Company, (iii) a person other than the Company solicits proxies relating to the election or removal of 50% or more of any class of the Board of Directors or (iv) the shareholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting Company or any company which acquires the stock of the Company or more than 10% of its consolidated assets.

     Subject to the provisions of Section 4 of the Option Plan limiting such rights in the case of incentive stock options, unless the agreement between the Company and the optionee otherwise provides, if any Section 7 Event occurs (i) all outstanding stock options will become immediately and fully exercisable and
(ii) all stock options held by an optionee whose employment with the Company or a subsidiary terminates within one year of any Section 7 Event for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or subsidiary or death will be exercisable for a period of one year (or three years if the optionee has retired) from the date of such termination of employment, but in no event after the expiration date of the stock option.

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Option Plan providing for the acceleration of the exercise date of stock options upon the occurrence of a Section 7 Event and for the extension of the period during which stock options may be exercised upon termination of employment following a Section 7 Event may be considered as having an anti-takeover effect.

MISCELLANEOUS

     The Board of Directors may amend or terminate the Option Plan at any time except that the Board may not terminate any outstanding option and except that, without the approval of the shareholders of the Company, no amendment may (i) increase the number of shares which may be issued under the Option Plan, (ii) increase the maximum number of shares as to which stock options may be granted under the Option Plan to any one employee during any one calendar year, (iii) materially increase the benefits accruing under the Option Plan to persons subject to the provisions of Section 16(b) of the 1934 Act, (iv) materially modify the requirements as to eligibility for participation in the Option Plan by persons subject to the provisions of Section 16(b) of the 1934 Act, (v) make any changes in the class of employees eligible to receive incentive stock options or (vi) extend the duration of the Option Plan.

     If an optionee (i) engages in a business which is in competition with the Company or any of its subsidiaries, (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its subsidiaries, or (iii) solicits any employee of the Company or any of its subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its subsidiaries, the Compensation Committee may immediately terminate all outstanding stock options held by the optionee. The first clause of the preceding sentence shall not apply if the exercise period of the stock option upon termination of employment has been extended as a result of the occurrence of a Section 7 Event.

     If the outstanding shares of Common Stock are changed in value by reason of a spin-off, split-off, split-up, dividend in partial liquidation or dividend in property other than cash or extraordinary distribution to shareholders, then the Compensation Committee shall make any adjustments to any outstanding stock options under the Option Plan which it determines are equitably required to prevent dilution or enlargement of the rights of optionees.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of stock options under present law.

     Incentive Stock Options. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, upon the exercise of an incentive stock option, whether the option price is paid in whole or in part in cash or shares of Common Stock. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other disposition within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of is treated as a capital gain, and any loss is treated as a capital loss, which is long-term if the more than eighteen month holding period is satisfied. In the event of a "disqualifying disposition," the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) is treated as compensation received by the optionee and is taxable in the year of disposition. Any additional gain is taxable as a capital gain and any loss as a capital loss, which is long-term if the shares were held more than eighteen months, short-term if the shares were held for twelve months or less and mid-term if the shares were held for more than twelve months but less than eighteen months. Under proposed regulations, special rules apply in determining the compensation income recognized upon a "disqualifying disposition" if the option price of the incentive stock option is paid in shares of Common Stock. If shares of Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the two-year or one-year periods referred to above, the transfer is considered a "disqualifying disposition" of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, is recognized.

     Neither the Company nor any of its subsidiaries is entitled to a deduction for compensation paid with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition." If an amount is treated as compensation received by an optionee because of a "disqualifying disposition," the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option.

     Upon the exercise of a nonstatutory stock option with cash, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is generally treated as compensation received in the year of exercise.

     If the option price of a nonstatutory stock option is paid in whole or in part in shares of Common Stock, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise is generally treated as compensation income received on the date of exercise.

     In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Other Tax Matters. The acceleration of the exercise date of a stock option or the exercise of a stock option following the occurrence of a Section 7 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the optionee on certain amounts associated with the stock option and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries.

                                    AUDITORS

     The Board of Directors of the Company has selected the independent accounting firm of Price Waterhouse LLP ("PW") to examine the financial statements of the Company for 1998.

     PW audited the financial statements of the Company for 1997. The Board of Directors expects that representatives of PW will be present at the Annual Meeting of Shareholders and, while such representatives do not currently plan to make a statement at the Annual Meeting, they will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors does not know at this time of any other or further business that may come before the Annual Meeting, but, if any such matters should hereafter become known or determined and be properly brought before such Annual Meeting for action, the proxy holders will vote upon the same according to their discretion and best judgment.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and regular employees of the Company may, for no additional compensation, solicit proxies in person or by telephone to vote for all nominees.

                                                   By Order of the Board of
                                                   Directors,

                                                         H. JAMES MCKNIGHT
                                                             Secretary
March 23, 1998

                                                                       NO STRIPE


                                                                    COMMON STOCK

                           MICHAEL BAKER CORPORATION

                      1998 ANNUAL MEETING OF SHAREHOLDERS


The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held April 23, 1998 and at any and all adjournments of said meeting, all the shares of Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                     (Over)


                              FOLD AND DETACH HERE

                                                            NO STRIPE

                                                            PLEASE MARK
                                                            YOUR VOTE AS
                                                            INDICATED IN  [ X ]
                                                            THE EXAMPLE

1. ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK AND SERIES B COMMON STOCK:

                            FOR                   WITHHOLD
                    all nominees listed          AUTHORITY
                     (except as marked        to vote for all
                      to the contrary)        nominees listed

                          [   ]                     [   ]

Robert N. Bontempo, Charles I. Homan, Thomas D. Larson, Richard L. Shaw, Konrad M. Weis and J. Robert White

INSTRUCTION: to withhold authority to vote for any individual nominee(s) write the name of such nominee(s) in the space provided:

_______________________________________________________________________________



2. ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK:

                            FOR                   WITHHOLD
                    all nominees listed          AUTHORITY
                     (except as marked        to vote for all
                      to the contrary)        nominees listed

                          [   ]                     [   ]

William J. Copeland, Roy V. Gavert, Jr., and John E. Murray, Jr.

INSTRUCTION: to withhold authority to vote for any individual nominee(s) write the name of such nominee(s) in the space provided:

_______________________________________________________________________________



3. Amend the Company's 1995 Stock Incentive Plan (i) to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 500,000 to 1,500,000 shares, and (ii) to increase the maximum number of the shares as to which stock options may be granted to any one employee during any calendar year from 30,000 to 100,000 shares.

                    FOR            AGAINST             ABSTAIN

                   [   ]            [   ]               [   ]


4. In his discretion, the Proxy is authorized to vote upon such other business as may be properly brought before the meeting.


                                               If you plan to attend the
                                                  Annual Meeting, please  [   ]
                                                         check this box.

                                                        COMMON STOCK


SIGNATURE(S)____________________________________________________________________

SIGNATURE(S)__________________________________________ DATE ______________, 1998
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.


                              FOLD AND DETACH HERE









YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                                                     PINK STRIPE


                                                                        SERIES B
                                                                    COMMON STOCK

                           MICHAEL BAKER CORPORATION

                      1998 ANNUAL MEETING OF SHAREHOLDERS


The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held April 23, 1998 and at any and all adjournments of said meeting, all the shares of Series B Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                     (Over)


                              FOLD AND DETACH HERE

                                                            PINK STRIPE

                                                            PLEASE MARK
                                                            YOUR VOTE AS
                                                            INDICATED IN  [ X ]
                                                            THE EXAMPLE

1. ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK AND SERIES B COMMON STOCK:

   Robert N. Bontempo, Charles I. Homan, Thomas D. Larson, Richard L. Shaw, Konrad M. Weis and J. Robert White

                         FOR                   WITHHOLD
                all nominees listed           AUTHORITY
                 (except as marked         to vote for all
                  to the contrary)         nominees listed

                       [   ]                    [   ]

INSTRUCTION: to withhold authority to vote for any individual nominee(s) write the name of such nominee(s) in the space provided:

_______________________________________________________________________________


2. Amend the Company's 1995 Stock Incentive Plan (i) to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 500,000 to 1,500,000 shares, and (ii) to increase the maximum number of shares as to which stock options may be granted to any one employee during any calendar year from 30,000 to 100,000 shares.

                    FOR            AGAINST             ABSTAIN

                   [   ]            [   ]               [   ]


3. In his discretion, the Proxy is authorized to vote upon such other business as may be properly brought before the meeting.


                                               If you plan to attend the
                                                  Annual Meeting, please  [   ]
                                                         check this box.

                                                          SERIES B
                                                        COMMON STOCK


SIGNATURE(S)____________________________________________________________________

SIGNATURE(S)__________________________________________ DATE ______________, 1998
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.


                              FOLD AND DETACH HERE









YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                                                     BLUE STRIPE


                                                                    COMMON STOCK
                                                                            ESOP

                           MICHAEL BAKER CORPORATION

                      1998 ANNUAL MEETING OF SHAREHOLDERS


The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held April 23, 1998 and at any and all adjournments of said meeting, all the shares of Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                     (Over)


                              FOLD AND DETACH HERE

                                                            BLUE STRIPE

                                                            PLEASE MARK
                                                            YOUR VOTE AS
                                                            INDICATED IN  [ X ]
                                                            THE EXAMPLE

1. ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK AND SERIES B COMMON STOCK:

                            FOR                   WITHHOLD
                    all nominees listed          AUTHORITY
                     (except as marked        to vote for all
                      to the contrary)        nominees listed

                          [   ]                     [   ]

Robert N. Bontempo, Charles I. Homan, Thomas D. Larson, Richard L. Shaw, Konrad M. Weis and J. Robert White

INSTRUCTION: to withhold authority to vote for any individual nominee(s) write the name of such nominee(s) in the space provided:

_______________________________________________________________________________



2. ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK:

                            FOR                   WITHHOLD
                    all nominees listed          AUTHORITY
                     (except as marked        to vote for all
                      to the contrary)        nominees listed

                          [   ]                     [   ]

William J. Copeland, Roy V. Gavert, Jr., and John E. Murray, Jr.

INSTRUCTION: to withhold authority to vote for any individual nominee(s) write the name of such nominee(s) in the space provided:

_______________________________________________________________________________



3. Amend the Company's 1995 Stock Incentive Plan (i) to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 500,000 to 1,500,000 shares, and (ii) to increase the maximum number of the shares as to which stock options may be granted to any one employee during any calendar year from 30,000 to 100,000 shares.

                    FOR            AGAINST             ABSTAIN

                   [   ]            [   ]               [   ]


4. In his discretion, the Proxy is authorized to vote upon such other business as may be properly brought before the meeting.


                                               If you plan to attend the
                                                  Annual Meeting, please  [   ]
                                                         check this box.

                                                        COMMON STOCK
                                                            ESOP

SIGNATURE(S)____________________________________________________________________

SIGNATURE(S)__________________________________________ DATE ______________, 1998
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.


                              FOLD AND DETACH HERE




                           MICHAEL BAKER CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed you will find the Michael Baker Corporation (the "Company") 1997 Annual Report to Shareholders, the 1998 Proxy Statement, a proxy card with a blue stripe and/or a proxy card with a green stripe and a postage-paid return envelope.

     As a participant of the ESOP, you are entitled to give binding voting instructions with respect to (i) the election of six directors of the Company (if you are a holder of Common Stock or Series B Common Stock of the Company);
(ii) the election of three additional directors of the Company (only if you are a holder of Common Stock of the Company); (iii) the amendment of the Company's 1995 Stock Incentive Plan (a) to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 500,000 to 1,500,000 shares, and (b) to increase the maximum number of shares as to which stock options may be granted to any one employee during any calendar year from 30,000 to 100,000 shares; and (iv) the authorization of your proxies to exercise their discretion as to any other matters which may arise at the 1998 Annual Meeting of the Company. The enclosed proxy statement provides detailed information concerning the voting at the Annual Meeting and the matters which will be acted upon. You are encouraged to read the enclosed materials carefully and to exercise your right to vote. ESOP participants must complete, sign and return the enclosed proxy card or cards for all votes for which you may give instructions to be counted. Each ESOP participant's voting instructions will be tabulated by Putnam Fiduciary Trust Company, as Trustee of the ESOP and will be held in complete confidence by the Trustee except as may be necessary to meet legal requirements. If you fail to provide voting instructions for shares that have been allocated to your account, Putnam Fiduciary Trust Company, as Trustee, will vote your shares in proportion to the shares for which it receives instructions from other participants. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE MUST RECEIVE YOUR PROXY (OR PROXIES) BY RETURN MAIL NO LATER THAN 5:00 P.M. EST, APRIL 16, 1998. YOUR VOTE IS IMPORTANT.


                                   Very truly yours,


                                   PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE

                                   Michael Baker Corporation
                                   Employee Stock Ownership Plan

                                                                    GREEN STRIPE


                                                                        SERIES B
                                                                    COMMON STOCK
                                                                            ESOP

                           MICHAEL BAKER CORPORATION

                      1998 ANNUAL MEETING OF SHAREHOLDERS


The undersigned does hereby appoint Richard L. Shaw and Charles I. Homan, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Michael Baker Corporation (the "Company") to be held April 23, 1998 and at any and all adjournments of said meeting, all the shares of Series B Common Stock of the Company which the undersigned may be entitled to vote.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                     (Over)


                              FOLD AND DETACH HERE

                                                            GREEN STRIPE

                                                            PLEASE MARK
                                                            YOUR VOTE AS
                                                            INDICATED IN  [ X ]
                                                            THE EXAMPLE

1. ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK AND SERIES B COMMON STOCK:

   Robert N. Bontempo, Charles I. Homan, Thomas D. Larson, Richard L. Shaw, Konrad M. Weis and J. Robert White

                       FOR                   WITHHOLD
               all nominees listed          AUTHORITY
                (except as marked        to vote for all
                 to the contrary)        nominees listed

                     [   ]                     [   ]

INSTRUCTION: to withhold authority to vote for any individual nominee(s) write the name of such nominee(s) in the space provided:

_______________________________________________________________________________


2. Amend the Company's 1995 Stock Incentive Plan (i) to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 500,000 to 1,500,000 shares, and (ii) to increase the maximum number of the shares as to which stock options may be granted to any one employee during any calendar year from 30,000 to 100,000 shares.

               FOR            AGAINST             ABSTAIN

              [   ]            [   ]               [   ]


3. In his discretion, the Proxy is authorized to vote upon such other business as may be properly brought before the meeting.


                                               If you plan to attend the
                                                  Annual Meeting, please  [   ]
                                                         check this box.

                                                          SERIES B
                                                        COMMON STOCK
                                                            ESOP

SIGNATURE(S)____________________________________________________________________

SIGNATURE(S)__________________________________________ DATE ______________, 1998
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, Corporate Official, etc., full title as such should be shown. For joint accounts, each joint owner should sign.


                              FOLD AND DETACH HERE


                           MICHAEL BAKER CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed you will find the Michael Baker Corporation (the "Company") 1997 Annual Report to Shareholders, the 1998 Proxy Statement, a proxy card with a blue stripe and/or a proxy card with a green stripe and a postage-paid return envelope.

     As a participant of the ESOP, you are entitled to give binding voting instructions with respect to (i) the election of six directors of the Company (if you are a holder of Common Stock or Series B Common Stock of the Company);
(ii) the election of three additional directors of the Company (only if you are a holder of Common Stock of the Company); (iii) the amendment of the Company's 1995 Stock Incentive Plan (a) to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 500,000 to 1,500,000 shares, and (b) to increase the maximum number of shares as to which stock options may be granted to any one employee during any calendar year from 30,000 to 100,000 shares; and (iv) the authorization of your proxies to exercise their discretion as to any other matters which may arise at the 1998 Annual Meeting of the Company. The enclosed proxy statement provides detailed information concerning the voting at the Annual Meeting and the matters which will be acted upon. You are encouraged to read the enclosed materials carefully and to exercise your right to vote. ESOP participants must complete, sign and return the enclosed proxy card or cards for all votes for which you may give instructions to be counted. Each ESOP participant's voting instructions will be tabulated by Putnam Fiduciary Trust Company, as Trustee of the ESOP and will be held in complete confidence by the Trustee except as may be necessary to meet legal requirements. If you fail to provide voting instructions for shares that have been allocated to your account, Putnam Fiduciary Trust Company, as Trustee, will vote your shares in proportion to the shares for which it receives instructions from other participants. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE MUST RECEIVE YOUR PROXY (OR PROXIES) BY RETURN MAIL NO LATER THAN 5:00 P.M. EST, APRIL 16, 1998. YOUR VOTE IS IMPORTANT.


                                   Very truly yours,


                                   PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE

                                   Michael Baker Corporation
                                   Employee Stock Ownership Plan